SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                 April 25, 2000


                            ALPHA 1 BIOMEDICALS, INC.
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             (Exact name of Registrant as specified in its Charter)



         Delaware               0-15070                         52-1253406
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(State or other           (Commission File No.)               (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                Number)


         3 Bethesda Metro Center, Suite 700, Bethesda, Maryland     20814
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         (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code: (301) 564-4400
                                                   -----------------------



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(1)      (i)      PricewaterhouseCoopers  LLP  ("PricewaterhouseCoopers"),   the
                  independent accounting firm that was previously engaged as the principal accountant to audit the registrant's financial statements, was dismissed, effective April 25, 2000.

         (ii) The audit reports issued by PricewaterhouseCoopers for the years ended December 31, 1996 and 1997 contained an explanatory paragraph expressing substantial doubt about the ability of the registrant to continue as a going concern.

         (iii)    The   change   in   accountants  was approved  by the board of
                  directors of the registrant.

         (iv) During the registrant's two most recent fiscal years and the subsequent interim period through April 25, 2000, there were no disagreements between the registrant and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement or disagreements in its report. Subsequent to March 6, 1998 there were no reports issued by PricewaterhouseCoopers.

(2) Effective April 25, 2000, the registrant engaged Reznick Fedder & Silverman P.C. ("Reznick Fedder & Silverman") as its principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, the registrant did not, nor did anyone on the registrant's behalf, consult Reznick Fedder & Silverman regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the registrant's financial statements as to which a written report or oral advice was provided to the registrant that was an important factor considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the registrant and PricewaterhouseCoopers or an event described in paragraph 304(a)(1)(v) of Regulation S-K.

(3) The registrant has provided PricewaterhouseCoopers with a copy of the disclosures it is making in this Form 8-K/A. The registrant requested that PricewaterhouseCoopers, furnish the registrant with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers, agrees with the statements made by the registrant herein and, if not, stating the respects in which it does not agree. The letter subsequently furnished by PricewaterhouseCoopers, is included as Exhibit 16 to this report.





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




Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


             (C)      Exhibits


                      Exhibit Number   Description

                            16         Letter from PricewaterhouseCoopers, LLP.








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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           ALPHA 1 BIOMEDICALS, INC.



Date: May 11, 2000                   By:    /s/ Albert Rosenfeld
                                           -------------------------------------
                                           Albert Rosenfeld
                                           Secretary and Treasurer





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